EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 9th day of December, 2003.

/S/ ZOË BAIRD
Zoë Baird
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ JOHN F. BARRETT
John F. Barrett
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ GARY C. BUTLER
Gary C. Butler
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ DAVID B. DILLON
David B. Dillon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ ERIC C. FAST
Eric C. Fast
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ JOSEPH E. GIBBS
Joseph E. Gibbs
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ ROGER L. HOWE
Roger L. Howe
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ STEVEN C. MASON
Steven C. Mason
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ PHILIP A. ODEEN
Philip A. Odeen
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director and officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ JAMES F. ORR
James F. Orr
Director and Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ SIDNEY A. RIBEAU
Sidney A. Ribeau
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ DAVID R. WHITWAM
David R. Whitwam
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ JAMES M. ZIMMERMAN
James M. Zimmerman
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is an officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr and Earl C. Shanks, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ WILLIAM H. HAWKINS II
William H. Hawkins II
Senior Vice President,
General Counsel and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is an officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ EARL C. SHANKS
Earl C. Shanks
Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement on Form S-8 for the Convergys Corporation Employee Stock Purchase Plan; and

WHEREAS, the undersigned is an officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Earl C. Shanks and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 2003.

/S/ MICHAEL D. JONES
Michael D. Jones
Vice President and Controller